                                                                  EXHIBIT 10.7.1


               AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

          THIS AMENDMENT NO. 1 (the "AMENDMENT") dated as of February 26, 1997 to the Registration Rights Agreement (the "AGREEMENT"), dated December 10, 1992, by and among AXENT Technologies, Inc. (then named RAXCO, INC.), a Delaware corporation (the "COMPANY"), and the undersigned holders of the Company's issued and outstanding capital stock (the "STOCKHOLDERS") is hereby entered into by and among the Company, the Stockholders and the undersigned holders (the "ASSURENET WARRANT HOLDERS") of warrants (the "ASSURENET WARRANTS") originally issued to purchase common stock of AssureNet Pathways, Inc. ("ASSURENET"), a California company. The undersigned Stockholders own at least 75% of all Registrable Securities (as defined in the Agreement) currently held by the Holders (as defined in the Agreement).

          WHEREAS, the Company is assuming the AssureNet Warrants pursuant to certain Warrant Assumption Agreements (the "WARRANT ASSUMPTION AGREEMENTS") by and between the Company and the AssureNet Warrant Holders, and the Agreement and Plan of Merger dated as of January 6, 1997 as amended (the "MERGER AGREEMENT"), by and between the Company, Axquisition, Inc. and AssureNet, pursuant to which the AssureNet Warrants will be exercisable for a number of shares of the Company's common stock (the "ASSURENET WARRANT SHARES") to be calculated pursuant to the terms contained in the Warrant Assumption Agreements;

          WHEREAS, the Merger Agreement contemplates that the AssureNet Warrant Holders will receive registration rights pursuant to an amendment to the Agreement; and

          WHEREAS, the Agreement may be amended with the written consent of the Company and Holders owning at least 75% of all Registrable Securities then held by the Holders.

          NOW THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the parties hereto agree as follows:

          1. Wherever the Agreement is itself referred to in the Agreement, or wherever there are references in the Agreement to "hereunder," "hereof," "herein" or words of like import, they shall mean the Agreement, as amended hereby.

          2. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

          3. When issued upon the exercise of the AssureNet Warrants, the AssureNet Warrant Shares shall be treated for all purposes as "Registrable Securities" under the Agreement.

          4. The AssureNet Warrant Holders shall be treated for all purposes as "Stockholders" under the Agreement and Exhibit A thereto will be amended to reflect the respective Assurenet Warrant Shares.

          5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned (or sufficient of them) have executed this Amendment No. 1 to Registration Rights Agreement as of the date first written above.

                        COMPANY:
                        -------

                        AXENT TECHNOLOGIES, INC.


                        By:
                            --------------------------------------------
                            John C. Becker, President

                        STOCKHOLDERS:
                        ------------

                        LAWRENCE, TYRRELL, ORTALE & SMITH
                        By: Lawrence Venture Partners, General Partner


                        By:
                            -------------------------------------------
                            General Partner

                        LAWRENCE, TYRRELL, ORTALE &  SMITH II, L.P.
                        By: LTOS II Partners, General Partner


                        By:
                            -------------------------------------------
                            General Partner

                        THE CHASE MANHATTAN BANK, N.A., as Trustee for the SEARS PENSION TRUST


                        By:
                            -------------------------------------------
                            Title:

                        BANCBOSTON CAPITAL, INC.


                        By:
                            -------------------------------------------
                            Title:

                        ADVENT VI, L.P.
                        By: TA Associates VI, L.P.


                        By:
                            ------------------------------------------
                            General Partner

                        ADVENT INDUSTRIAL LIMITED PARTNERSHIP
                        By: TA Associates V, L.P.


                        By:
                            ------------------------------------------
                            General Partner

                        CHESTNUT CAPITAL INTERNATIONAL II
                        By: TA Associates V, L.P.


                        By:
                            ------------------------------------------
                            General Partner

                        CHESTNUT III LIMITED PARTNERSHIP
                        By: TA Associates Chestnut Venture Partners, L.P.


                        By:
                            ------------------------------------------
                            General Partner

                        DESIFTA LIMITED
                        By: TA Associates V, L.P.


                        By:
                            ------------------------------------------
                            General Partner

                        ADVENT ATLANTIC & PACIFIC LIMITED
                          PARTNERSHIP
                        By: TA Associates AAP, L.P.


                        By:
                            ------------------------------------------
                            General Partner

                        TA VENTURE INVESTORS LIMITED PARTNERSHIP



                        By:
                            ------------------------------------------
                            General Partner

                        TA ASSOCIATES PARTNERS PROFIT SHARING
                          TRUST F/B/O HENRY KOERNER



                        By:
                            ------------------------------------------
                            Title:


                        ACCEL INVESTORS '89 L.P.



                        By:
                            ------------------------------------------
                            General Partner

                        ACCEL III, L.P.
                        By: Accel III Associates L.P.



                        By:
                            ------------------------------------------
                            General Partner

                        MAYFLOWER FUND LIMITED PARTNERSHIP
                        By: Back Bay Partners L.P. IV, General Partner
                        By: John Hancock Venture Capital
                              Management Inc., General Partner



                        By:
                            ------------------------------------------
                            General Partner

                        FALCON VENTURES L.P.
                        By: Back Bay Partners L.P. IV, General Partner
                        By: John Hancock Venture Capital
                              Management Inc., General Partner



                        By:
                            ------------------------------------------
                            General Partner

                        HANCOCK VENTURE PARTNERS III L.P.
                        By: Back Bay Partners L.P. IV, General Partner
                        By: John Hancock Venture Capital
                              Management Inc., General Partner



                        By:
                            ------------------------------------------
                            General Partner

                        GENERAL ATLANTIC PARTNERS II, L.P.
                        By: General Atlantic Partners, General Partner



                        By:
                            ------------------------------------------
                            General Partner

                        COMPUTER ASSOCIATES INTERNATIONAL, INC.


                        By:
                            ------------------------------------------
                            Title:

                        SPRINT CORPORATION


                        By:
                            ------------------------------------------
                            Title:

                        EDISON VENTURE FUND II, L.P.
                        By:  Edison Partners, L.P., General Partner



                        By:
                            ------------------------------------------
                            General Partner

                        EDISON VENTURE FUND II-PA, L.P.
                        By:  Edison Partners, L.P., General Partner



                        By:
                            ------------------------------------------
                            General Partner

                        MENLO VENTURES VI, L.P.
                        By: MV Management VI, L.P., General Partner


                        By:
                            ------------------------------------------
                            General Partner

                        MENLO ENTREPRENEURS FUND VI, L.P.
                        By: MV Management VI, L.P., General Partner


                        By:
                            ------------------------------------------
                            General Partner

                        W.P.G. ENTERPRISE FUND II, L.P.
                        By:  WPG Venture Partners III, L.P., General Partner


                        By:
                            ------------------------------------------
                            General Partner

                        WEISS, PECK & GREER VENTURE ASSOCIATES III,
                          L.P.
                        By:  WPG Venture Partners III, L.P., General Partner


                        By:
                            ------------------------------------------
                            General Partner

                        IMPERIAL BANCORP



                        By:
                            ------------------------------------------
                            Title: